Licensing arrangement	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Licensing arrangement
6 Licensing arrangements
Macrilen License and Assignment Agreement
On January 16, 2018, the Company through Aeterna Zentaris GmbH entered into a license and assignment agreement (the "License and Assignment Agreement") with Strongbridge to carry out development, manufacturing, registration, regulatory and supply chain services for the commercialization of Macrilen™ (macimorelin) in the United States and Canada, which provides for (i) the "right to use" license relating to the Adult Indication; (ii) the sale of the right to acquire a license of a future FDA-approved Pediatric Indication; (iii) Strongbridge has agreed to fund 70% of the costs of a pediatric clinical trial submitted for approval to the EMA and FDA to be run by the Company with customary oversight from a joint steering committee; and (iv) for an Interim Supply Arrangement.
(i) Adult Indication
Under the terms of the License and Assignment Agreement, and for as long as Macrilen™ (macimorelin) is patent-protected, the Company will be entitled to a 15% royalty on annual net sales up to $75.0 million and an 18% royalty on annual net sales above $75.0 million. Following the end of patent protection in United States or Canada for Macrilen™ (macimorelin), the Company will be entitled to a 5% royalty on net sales in that country. In addition, the Company will also receive one-time payments ranging from $4.0 million to $100.0 million upon the achievement of commercial milestones going from $25.0 million annual net sales up to $500.0 million annual net sales.
In January 2018, the Company received a cash payment of $24.0 million from Strongbridge and on July 23, 2018, Strongbridge launched product sales of Macrilen™ (macimorelin) in the United States.
(ii) Pediatric Indication
Upon approval by the FDA of a pediatric indication for Macrilen™ (macimorelin), the Company will receive a one-time milestone payment of $5.0 million. This amount will be recognized once it is probable that it will be received.
Transaction price
Analysis of the total discounted cash flows of both the $24.0 million payment and the $5.0 million payment upon FDA approval of the Pediatric Instance demonstrates that 84% of the future revenue streams would be derived from the Adult Indication and 16% from the Pediatric Indication. On a relative fair value basis, the Company has allocated the transaction price to the performance obligations resulting in $23.6 million being allocated to the Adult Indication and being recognized as license fee revenue in the consolidated statements of comprehensive income (loss) effective January 2018, and $400 being allocated to the right to a future Pediatric Indication, which is recognized as deferred revenue on the consolidated statements of financial position and amortized monthly beginning January 2018 into the consolidated statements of comprehensive income (loss).
(iii) PIP study
During 2018, the Company invoiced Strongbridge $358 as its share of the costs incurred by the Company under the PIP. The Company considers the funding arrangement under the PIP to be a collaboration arrangement under IFRS 11 and has accounted for the invoicing as a reduction of costs incurred during the period. This amount is presented in the consolidated statement of financial position as trade and other receivables and has been fully collected.
(iv) Interim Supply Arrangement
The Company has agreed under the License and Assignment Agreement to supply ingredients for the manufacture of Macrilen™ (macimorelin) during an interim period at a price that is set ‘at cost’, without any profit margin. The Company believes the stand-alone selling price of the manufacturing ingredients to be their cost, as that approximates the amount at which Strongbridge would be able to procure those same goods with other suppliers. During 2018, the Company invoiced $2,167 and has received payment in full of these invoices. These items are presented in the consolidated statements of comprehensive income (loss) as product sales and cost of goods sold.
Novo purchase of Strongbridge License Agreement
Effective December 19, 2018, Strongbridge sold the entity which owned the License and Assignment Agreement for the United States and Canadian rights to Macrilen™ to Novo .
Zoptrex™ License Agreements
On July 1, 2016, the Company entered into a license agreement (the "Cyntec License Agreement") with Cyntec Co., Ltd. ("Cyntec"), an affiliate of Orient EuroPharma Co., Ltd. ("OEP") for Zoptrex™ (zoptarelin doxorubicin) for the initial indication of endometrial cancer. Under the terms of the Cyntec License Agreement, the Company was paid a nonrefundable upfront cash payment (the "License Fee") of EUR 0.5 million in consideration for the license to Cyntec of the Company's intellectual property related to Zoptrex™ and the grant to Cyntec of the right to commercialize Zoptrex™ in a territory consisting of Taiwan and nine countries in southeast Asia (the "OEP Territory"). Cyntec has also agreed to make additional payments to the Company upon achieving certain pre-established regulatory and commercial milestones.
Furthermore, the Company will receive royalties based on future net sales of Zoptrex™ in the OEP Territory. Cyntec will be responsible for the development, registration, reimbursement and commercialization of the product in the OEP Territory. The Company also entered into related Technology Transfer and Supply Agreements with another affiliate of OEP, pursuant to which the Company will transfer to such affiliate the technology necessary to permit the affiliate to manufacture finished Zoptrex™ using quantities of the active pharmaceutical agreement purchased from the Company pursuant to the Supply Agreement.
On December 1, 2014, the Company entered into an exclusive master collaboration agreement ("Master Collaboration Agreement"), a technology transfer and technical assistance agreement ("Tech Transfer Agreement") and a license agreement ("Sinopharm License Agreement") with Sinopharm A-Think Pharmaceuticals Co., Ltd. ("Sinopharm") for the development, manufacture and commercialization of Zoptrex™ in all human uses, in the People's Republic of China, including Hong Kong and Macau (collectively, the "Sinopharm Territory"). Under the terms of the TTA, Sinopharm made a one-time, non-refundable payment (the "Transfer Fee") of $1,000 to the Company in consideration for the transfer of technical documentation and materials, know-how and technical assistance services. Additionally, pursuant to the Sinopharm License Agreement, the Company is entitled to receive additional consideration upon achieving certain milestones, including the occurrence of certain regulatory and commercial events in the Sinopharm Territory.
Furthermore, the Company is entitled to royalties on future net sales of Zoptrex™ in the Sinopharm Territory. The Company has continuing involvement in the aforementioned arrangements, including the transfer of documentation, know-how and materials, as well as the provision of technical assistance, such as quality systems implementation, analytical and stability testing, territory-specific development initiatives, and other services.
The Company deferred the non-refundable License and Transfer Fees and is amortizing the related payment as revenue on a straight-line basis over the period during which the aforementioned services are rendered and obligations are performed.
At December 31, 2017, the Company had deferred revenues net of amortization of $541 relating to non-refundable upfront payments and, due to events that occurred in 2017, the Company does not anticipate development of Zoptrex™ under the licensing agreements. In the first quarter of 2018, the Company recognized this amount as revenue.